WAIVER

THIS WAIVER (hereinafter, as it may be from time to time amended, modified, extended, renewed, substituted, and/or supplemented, referred to as this “Waiver”) is made this ______ day of November 2016, by and between FUNCTION(X) INC., a Delaware corporation (hereinafter referred to as “the Company”) and 1811420 Delaware Trust (the Holder”).

W I T N E S S E T H :

WHEREAS, the Company and Rant, Inc. (“Rant”) previously entered into that certain Asset Purchase Agreement dated as of July 12, 2016 (the “Purchase Agreement”) in connection with the purchase by the Company of certain assets of the Rant as specified in the Purchase Agreement;
WHEREAS, pursuant to the terms of the Purchase Agreement, the Company issued a 12% Secured Convertible Promissory Note in the principal amount of $3,000,000 to Rant (the “Note”), which Note has subsequently been assigned to the Holder;
WHEREAS, the Note provides that a default by the Company under any indebtedness owed by the Company constitutes an Event of Default for purposes of the Note;
WHEREAS, the Company is in default under the terms of certain Debentures issued in connection with a private placement completed on July 12, 2006 (the “Debentures”) with respect to the payment of the Amortization Amount (as defined in the Debentures) and with respect to the Minimum Cash Reserve (as defined in the Debentures);

WHEREAS, the Company has requested that the Holder agree to waive the Event of Default under the Note that has been created by both (i) the failure to pay the Amortization Amount due and payable as of the date of this Waiver and (ii) the failure to maintain the Minimum Cash Reserve under the terms of the Debentures; and

WHEREAS, capitalized terms used herein but not otherwise defined herein shall have the meaning set forth in the Purchase Agreement or the Note, as applicable.

NOW, THEREFORE, in consideration of the mutual promises contained herein, and for other good and valuable consideration, the receipt and legal sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, the Company and the Holder agree as follows:

1.Waiver by Holder. Without waiving the Holder’s rights and remedies under the Note, and subject to the terms and conditions set forth herein and the Note, the Company and the Holder agree to waive until the Maturity Date of the Note, the Event of Default under Section 6(a)(xi) of the Note as a result of (i) the Company’s failure to pay the Amortization Amount under the Debentures due and payable as of the date of this Waiver and (ii) the failure by the Company to maintain the Minimum Cash Reserve under the Debentures and agree that no Event of Default has or will have occurred pursuant to the terms of Section 6(a)(xi) of the Note so long as the Company has complied with the terms and conditions of this Waiver.

2.    Representations and Warranties. To induce the Holder to enter into this Waiver, and as partial consideration for the terms and conditions contained herein, the Company makes the following representations and warranties to the Holder, each and all of which shall survive the execution and delivery of this Waiver:

(a)    Authority. The Company has taken all necessary corporate action to duly authorize the execution, delivery, and implementation of this Waiver and all documents, agreements, and instruments executed by them in connection herewith.

(b)    Other Consents. No consent, waiver, approval, or other authorization of or by any court, administrative agency, or other governmental or quasi-governmental authority is required in connection with the execution and delivery of or compliance with this Waiver or any other document or instrument relating to this Waiver.

(c)    No Conflict. The execution and delivery of this Waiver and all other documents and instruments executed in connection herewith will not conflict with, or result in a breach of (i) the terms, conditions or provisions of the incorporating or formation documents or by-laws of the Company; or (ii) any mortgage, lease, agreement, or other instrument, or any applicable law, judgment, order, writ, injunction, decree, rule or regulation of any court, administrative agency or other governmental authority to which the Company is a party or by which any of the Company’s properties are bound.

(d)    Valid and Binding Agreement. This Waiver is, and each of the documents executed pursuant hereto, are legal, valid, and binding obligations of the Company, enforceable against each such party in accordance with their respective terms, subject only to limitations imposed by virtue of federal/state bankruptcy or insolvency laws.

3.    Events of Default. This Waiver does not waive or modify any Events of Default under the Note or the rights and remedies of the Holder thereunder except as specifically described in Section 1 of this Waiver.

4.    Remedies. Upon the Maturity Date, the Holder’s obligations hereunder shall terminate and the Holder shall have and may exercise, at its option, all of the remedies set forth herein, in any of the documents executed in connection herewith in the Note and/or under applicable law.

5.    Miscellaneous.

(a)    Ratification and Confirmation. Except as amended and supplemented hereby, all of the terms and provisions of the Note shall remain in full force and effect and, except as expressly amended hereby, are hereby ratified and confirmed. The Company ratifies and confirms that the Note are valid and binding obligations and enforceable in accordance with their respective terms.

(b)    Conflict. In the event and to the extent of any conflict between the provisions of this Waiver or the documents executed in connection with this Waiver and the provisions of the Note, the provisions of this Waiver or the documents executed in connection with this Waiver with respect thereto shall govern.

(c)    Survival of Representations and Warranties. All representations and warranties contained in this Waiver, the documents executed in connection herewith and the Note shall survive the execution of this Waiver and are material and have been or will be relied upon by the Holder, notwithstanding any investigation made by any person, entity or organization on either the Holder’s or the Company’s behalf. No implied representations or warranties are created or arise as a result of this Waiver.

(d)    No Waiver. No failure or delay on the part of the Holder in the exercise of any right, power, or remedy shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power, or remedy preclude any other or further exercise thereof, or the exercise of any other right, power or remedy.

(e)    Governing Law. This Waiver shall be construed in accordance with and governed by the internal laws of the State of Delaware.

(f)    Integration. This Waiver and the documents referred to, comprising or relating to this Waiver constitute the sole agreement of the parties with respect to the subject matter hereof and thereof and supersede all oral negotiations and prior writings with respect to the subject matter hereof and thereof.

(g)    Amendment and Waiver. No amendment of this Waiver, and no waiver, discharge or termination of any one or more of the provisions hereof, shall be effective unless set forth in writing and signed by all of the parties hereto.

(h)    Successors and Assigns. This Waiver (i) shall be binding upon the Holder and the Company and their respective nominees, successors, and assigns, and (ii) shall inure to the benefit of the Company and the Holder and to their respective nominees, successors and assigns; provided, however, that the Company may not assign any of their respective rights hereunder or interests herein without first obtaining the express written consent of the Holder, and any such assignment or attempted assignment shall be void and of no effect with respect to the Holder.

(i)    Severability of Provisions. Any provision of this Waiver that is held to be inoperative, unenforceable, void or invalid in any jurisdiction shall, as to that jurisdiction, be ineffective, unenforceable, void or invalid without affecting the remaining provisions in that jurisdiction or the operation, enforceability or validity of that provision in any other jurisdiction, and to this end the provisions of this Waiver are declared to be severable.

(j)    No Third‑Party Beneficiaries. Notwithstanding anything to the contrary contained herein, no provision of this Waiver or any other document executed in connection herewith is intended to benefit any party other than the signatories hereto nor shall any such provision be enforceable by any other party.

(k)    WAIVER OF JURY TRIAL. TO THE EXTENT PERMITTED BY APPLICABLE LAW, THE COMPANY, BY ITS EXECUTION HEREOF, AND THE HOLDER BY THEIR ACCEPTANCE HEREOF, KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE ANY RIGHT THEY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED ON, OR ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS WAIVER, THE NOTE, ANY AGREEMENT CONTEMPLATED TO BE EXECUTED IN CONNECTION WITH THIS WAIVER, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF ANY PARTY WITH RESPECT HERETO. THIS PROVISION IS A MATERIAL INDUCEMENT TO THE HOLDER TO ACCEPT THIS WAIVER.

(l)    Counterparts. This Waiver may be executed in any number of counterparts and by the different parties on separate counterparts and each such counterpart shall be deemed to be an original, but all such counterparts shall together constitute one and the same Waiver. This Waiver shall be deemed to have been executed and delivered when the Holder has received counterparts hereof executed by all parties listed on the signature pages below.

[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, the parties to this Waiver have caused this Waiver to be executed and delivered, all as of the date first written above.

FUNCTION(X) INC.

By:
Name:
Title:

1811420 DELAWARE TRUST

By:
Name:
Title:

US_ACTIVE-128906990.7-BFPETRIL